SEASONS SERIES TRUST
Supplement to the Prospectus Dated July 28, 2010
Effective September 22, 2010, in the Portfolio Summaries and in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for PineBridge Investments, LLP with respect to the Diversified Fixed Income, Multi-Managed Growth, Multi-Managed Income, Multi-Managed Income/Equity and Multi-Managed Moderate Growth Portfolios is amended to delete all references to Bryan Petermann. John Yovanovic, CFA, Tim Lindvall, CFA, John Dunlevy, Robert Vanden Assem and Rajeev Mittal will continue to serve as portfolio managers for the Diversified Fixed Income Portfolio. John Yovanovic, CFA, Tim Lindvall, CFA, John Dunlevy and Robert Vanden Assem will continue to serve as portfolio managers for the Multi-Managed Growth, Multi-Managed Income, Multi-Managed Income/Equity and Multi-Managed Moderate Growth Portfolios.
Dated: September 23, 2010
Versions: Class 1,Versions 1 and Combined Master

SEASONS SERIES TRUST
Supplement to the Statement of Additional Information dated July 28, 2010
Effective, September 22, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to PineBridge Investments, LLC, the disclosure with respect to Bryan Petermann is deleted in its entirety.
Dated: September 23, 2010